SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 193
                                (Amendment No.)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12

i2corp.com
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transactions:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid: __________________________________________________

2)    Form, schedule or Registration Statement No.: ____________________________

3)    Filing Party: ____________________________________________________________

4)    Date Filed. ______________________________________________________________
i2corp.com
PO Box 541
Solvang, CA
93464

August 8, 2002

Dear i2corp Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of i2corp.com, a Nevada Corporation ("i2corp") to be held on Friday, August 30, 2002 at 10:00 A.M., Pacific Time, at:

320 Alisal Road
Bldg. C. Ste. 304
Solvang, CA
93463.

At the Annual Meeting, the Stockholders will vote upon the following:

      o     The election of six directors.

Attendance at our Annual Meeting will be limited to employees, invited guests and stockholders as of the record date or their authorized representative. Because of space limitations, admission to the Annual Meeting will be by admission card only. Registered stockholders planning to attend the meeting should complete and return the advance registration form on the back page of the enclosed proxy form or you may send us an electronic mail message to proxy@i2corp.com. If your shares are held through an intermediary such as a bank or broker, complete and return the advance registration form on the back page of the enclosed proxy form and mail it to Shareholder Services, i2corp, PO Box 541 Solvang, CA 93464. Please include proof of ownership such as a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding the stock confirming your beneficial ownership.

Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting. We encourage you to use the Internet or telephone to vote your proxy and register your email address so that we may increase efficiency and decrease costs related to stockholder communications. If this option is available to you, the accompanying proxy form will contain detailed instructions.

I hope you will be able to attend the Annual Meeting and look forward to seeing you on August 30, 2002.

Very truly yours,

Chris Almida
President and
Chief Executive Officer
i2corp.com
PO Box 541
Solvang, CA
93464

NOTICE OF ANNUAL MEETING

August 8, 2002

      The Annual Meeting of Stockholders of i2corp.com will be held at PO Box 541 Solvang, CA 93464 on Friday, August 30, 2002 at 10:00 A.M., local time, for the following purposes:

      1. To elect six directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected; and

      2. To transact such other business as may properly come before the Annual Meeting of Stockholders.

      Holders of record of common stock at the close of business on July 17, 2002 are the only stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.

Melvin Molnick

Secretary
i2corp.com
PO Box 541
Solvang, CA
93464

PROXY STATEMENT

      August 8, 2002

This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation by the Board of Directors of i2corp (the "Company") of proxies to be voted at the 2002 Annual Meeting of Stockholders (the "Meeting"). The approximate mailing date of this Proxy Statement is August 8, 2002. A proxy may be revoked at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of such revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the meeting and cancel any proxy previously given.

When the enclosed proxy card is properly executed and returned or your proxy is given by phone or over the Internet, the shares represented will be voted by the persons designated as proxies, in accordance with the stockholder's directions. Stockholders may vote on a matter by marking the appropriate box on the card or, if no box is marked for a specific matter, the shares will be voted as recommended by the Board of Directors on that matter. You may also vote by telephone or over the Internet. If this option is available to you, the accompanying proxy form will contain detailed instructions.

All holders of record of the Company's Common Stock at the close of business on July 17, 2002 are entitled to vote at the Meeting. On that date, 31,001,000 shares of Common Stock were issued and outstanding. Each share entitles the holder to one vote. The persons appointed by the enclosed proxy have advised the Board of Directors that it is their intention to vote at the meeting and comply with the instructions on the proxy received from stockholders and, if no contrary instruction is indicated on the proxy, will be voted as recommended by the directors: "FOR" the election of the six nominees for director named on the proxy card.

You may revoke your Proxy at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the Meeting and cancel any proxy previously given.

Directors will be elected at the Meeting by a majority of the votes cast at the meeting by the holders of shares represented in person or by proxy. Abstentions and broker non-votes are counted as shares present for determination of a quorum, but are not counted as "For" or "Against" votes on any item to be voted on and are not counted in determining the amount of shares voted on an item.

The cost of all solicitation will be borne by the Company.

PROPOSAL ONE
ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

The Board of Directors is composed of six members. The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. Each director is elected to hold office until the next annual meeting of stockholders or until a director's successor is elected and qualified or until a director's death, resignation or removal.

RIDER "A"

      If the enclosed proxy is duly executed and received in time for our annual meeting and if no contrary specification is made as provided therein, the proxy will be voted in favor of the nominees, deedee Molnick, Christopher P. Almida, Jesse D. Molnick, H. Yale Gutnick, Philip J. Anderson and Suzanne M. Molnick, for terms of office expiring in 2002. Upon the election of Mr. Almida to the Board of Directors, the Company anticipates that he will be appointed by the Board of Directors to serve as its chairman. All of the nominees have consented to serve if elected and the board presently has no knowledge or reason to believe that any of the nominees will be unable to serve. If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by our board to replace any such nominee. Any additional vacancies on our board which occur during the year will be filled, if at all, by our board through an appointment of an individual to serve only until the next annual meeting.

The Board of Directors recommends a vote in favor of the election of deedee Molnick, Christopher P. Almida, Jesse D. Molnick, H. Yale Gutnick, Philip J. Anderson and Suzanne M. Molnick as directors to the board.

INFORMATION CONCERNING OUR BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

RIDER "B"

       Name              Age                  Position
       ----              ---                  --------
deedee Molnick           30    Chief Executive Officer and Chairperson

Christopher P. Almida    31    President, Interim Chief Executive Officer and
                               Interim Chairman

Jesse D. Molnick         27    Vice President and Director

Melvin Molnick           59    Secretary and Treasurer

H. Yale Gutnick          60    Director

Philip J. Anderson       50    Director

Suzanne M. Molnick       47    Director

deedee Molnick became our Chief Executive Officer and Chairperson on February 10, 2000. As of June 18, 2002 Ms. Molnick began maternity leave and turned over her CEO duties to Chris Almida on an interim basis. From its inception in August 1995 until February 2000, she was President and Director of Home Gambling Network, Inc., a wholly owned subsidiary of i2corp.com ("HGN"). Ms. Molnick, an internationally recognized expert on Internet gambling, has provided information to various governmental authorities around the world regarding Internet gaming. In addition, Ms. Molnick is a regular columnist in various gaming publications, including Indian Gaming and Casino International. Molnick studied civil engineering at the Howard Hughes College of Engineering, at University of Nevada Las Vegas. Ms. Molnick is the daughter of Melvin Molnick and Suzanne Molnick, sister of Jesse Molnick, and the wife of Christopher P. Almida.

Christopher P. Almida became our Vice President and Director on February 10, 2000. On November 8, 2000, he became our President. On June Mr. Almida began acting as our interim Chief Executive Officer while deedee Molnick is on maternity leave. From 1995 until February 10, 2000, he was Vice President and Director of HGN. Mr. Almida served in the United States Army from 1989 to 1993. Mr. Almida entered the world of information technology while enlisted in the US Army, where he assisted in the implementation of the Unit Level Logistic System. Mr. Almida specializes in new and emerging Internet and wireless technologies to ensure intellectual property is utilized in accordance with the latest state of technology. Mr. Almida is the husband of deedee Molnick.

Jesse D. Molnick joined our Board of Directors on September 1, 2000, and became our Vice President on November 8, 2000. From August 1995, to June 2000, Mr. Molnick served as a director of HGN. Mr. Molnick studied computer science at Bellevue Community College. Mr. Molnick is the son of Melvin Molnick and the brother of deedee Molnick.

Melvin Molnick became our Secretary and Treasurer on February 10, 2000. From August 1995 until August 1998, Mr. Molnick served as a Director of HGN and from August 1998 until February 2000 was HGN's Secretary. Mr. Molnick is the inventor of the method covered by our Patent and has served as President of HGN since April 25, 2000. From 1994 to 1997, he served as Vice President of Rocky Mountain Erectors located in Henderson, Nevada. In 1984, Mr. Molnick received his first patent (US 4,442,581) for a button puncher capable of significantly improving the ease with which steel sheets are punched together. This technology is now used throughout the world in the construction industry. Mr. Molnick is father of deedee Molnick and Jesse Molnick, and the husband of Suzanne Molnick.

H. Yale Gutnick became a member of our Board of Directors on February 10, 2000. Since 1978, he has been a partner Strassburger McKenna Gutnick & Potter of Pittsburgh, PA, where he now serves as Senior Partner. Mr. Gutnick has also been Vice President and Secretary of Tribune Review Publishing Co. located in Pittsburgh, Pennsylvania since 1988. From 1967 to 1970, he served as a trial attorney for the United States Justice Department in Washington, D.C. From 1970 to 1978, he was a partner at the Pittsburgh law firm of Rose, Schmidt & Dixon. He served as a member of the Board of Directors of Magicworks Entertainment, Inc. from its inception until it was acquired by SFX Entertainment, Inc. in 1998. Mr. Gutnick is also a member of the Board of Directors of various privately held companies, including Richard M. Scaife Publisher, Inc., Calvary, Inc., Mercer Lime and Stone Company. Mr. Gutnick attended Ohio Wesleyan University and graduated in 1964, with academic honors and a BA degree in Liberal Arts. Mr. Gutnick obtained his law degree, with honors, from the University of Pittsburgh Law School in 1967. Mr. Gutnick is admitted to practice law in the Commonwealth of Pennsylvania.

Philip J. Anderson became a member of our Board of Directors on February 10, 2000. He currently is a partner in the firm of Anderson & Morshita in Las Vegas, Nevada where he specializes in intellectual property. From November 1995 to April 2000 he was a partner at Quirk & Tratos located in Las Vegas, Nevada. Mr. Anderson attended the University of Illinois at Champaign-Urbana, Illinois, and received a degree in Mechanical Engineering. Mr. Anderson received his law degree from Whittier College School of Law in Southern California in 1979. He is admitted to practice law in the states of California, Illinois, and Nevada, and is admitted to practice in front of the United States Patent Office

Suzanne M. Molnick became a member of our Board of Directors on February 10, 2000. Since 1995, Mrs. Molnick has worked in a variety of positions with HGN. Mrs. Molnick is the wife of Melvin Molnick and the mother of deedee Molnick and Jesse Molnick.

DIRECTORS'COMPENSATION

Directors who are officers or employees of the Company receive no additional compensation for their services as members of the Board of Directors. Directors who are not officers or employees of the Company are entitled to receive $500 for attending Board of Directors meetings in person, and $250 for participating by telephone, in addition to reimbursement of reasonable expenses incurred in attending meetings. On October 24, 2000, Philip J. Anderson and H. Yale Gutnick were each awarded options to purchase 1,000 shares of our common stock at a strike price of $.85 per share. The options are fully vested and expire on October 24, 2010. There has been no subsequent grant of options to either officers or directors.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

Pursuant to last year's Annual Stockholders Meeting the Board of Directors voted to only meet on an annual basis until such time that the activities of the company required additional attention by the Board of Directors. Accordingly, no Board Of Directors meeting has been held since August 31, 2001.

BOARD COMMITTEES

The entire Board of Directors has assumed the duties of the Audit Committee. The Board of Directors has no other committees, though it is exploring the creation of others.

The Board of Directors has reviewed and discussed the audited financial statements with management. Furthermore, the Board of Directors has received and read the Required Communication Letter from our auditor as required by SAS 61. The Board of Directors has received a written disclosure from our auditor regarding the auditor's independence from our Company. Based on the reviews and discussions described above, the Board of Directors, acting as our Audit Committee, authorized management to include the audited financial statements in the Annual Report on Form 10-KSB.

STOCK OPTIONS

The Company has a stock option plan providing for qualified and non-qualified options for up to 3,000,000 shares to be awarded to employees, officers, directors, consultants and independent contractors. In October 2000, the Company granted options under the plan for 102,000 shares, including 2,000 to non-employees exercisable immediately at $.85 per share and the balance to an employee becoming exercisable at the same price as they vest periodically beginning April 2001 through April 2005. The options expire in October 2010.

In February 2001, the Company entered into a short- term management consulting agreement. In exchange for the contracted services, the Company issued options to purchase 2,500,000 shares of newly issued common stock, exercisable at $.12 per share. These options expire in February 2004.

In May 2002, the Company entered into a short-term management consulting agreement. In exchange for the contracted services, the Company issued options to purchase 3,500,000 shares of newly issued common stock, exercisable at $.04 per share. These options expire in May 2003, additionally the Company issued options to purchase 1,500,000 shares of newly issued common stock, exercisable at $.08 per share. These options expire in November 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From the inception of HGN in August 1995 until February 2000, our main source of funding had been advances, in the form of promissory notes, from certain of our shareholders, including members of the Molnick family. Generally, the notes earn interest ranging from six to eight percent (6-8%). The notes from the Molnick family aggregated approximately $111,500 including interest, and we repaid these notes by March 31, 2000. We believe that these loans were on marketable terms.

As of March 31, 2001, approximately $100,000 of unpaid wages was accrued to the benefit of officers and employees. Interest on unpaid amounts was also accrued at a rate of 8%.

As part of the HGN merger with PCG Media, Inc. (now known as i2corp.com) ("PCG"), a minority shareholder of PCG agreed to make a capital contribution to our company of $3.1 million. As of June 14, 2001, the balance of this Capital Contribution Receivable was approximately $1.5 million.

During 2002, the majority shareholder transferred approximately $162,000 of his stock to vendors in payment of Company liabilities of the same amount.

From time to time, we have retained Strassburger McKenna Gutnick & Potter, located in Pittsburgh, Pennsylvania and Anderson & Morshita located in Las Vegas, Nevada, for certain legal matters. Mr. Gutnick, a member of our Board of Directors is a senior partner with Strassburger McKenna Gutnick & Potter and Mr. Anderson, also a member of our Board of Directors, is a partner with Anderson and Morshita. The Company incurred legal fees of approximately $52,000 and $135,000 for fiscal 2002 and 2001, respectively, to the firms of members of the board of directors. The fees incurred by us through did not exceed five percent of that particular law firm's gross revenues for that firm's last full fiscal year.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the aggregate compensation paid or accrued by us for the fiscal year ended March 31, 2002 to the executive officers and key personnel.

----------------------------------------------------------------------------------------------------------
                                           Annual Compensation                  Long Term Compensation
----------------------------------------------------------------------------------------------------------
                                                                                Awards          Payouts
----------------------------------------------------------------------------------------------------------

                                                                              Securities
  Name and Principal                                         Other Annual     Underlying       All Other
      Position          Year        Salary         Bonus     Compensation       Options       Compensation
----------------------------------------------------------------------------------------------------------
                        2000      $14,571.00      $0.00        $2160.00            0                0
                        ----------------------------------------------------------------------------------
                        2001      $75,400.00      $0.00        $3461.00            0                0
   Deedee Molnick       ----------------------------------------------------------------------------------
 Chairperson and CEO    2002      $55,684.11      $0.00           $0.00            0                0
----------------------------------------------------------------------------------------------------------
                        2000      $14,571.00      $0.00           $0.00            0                0
    Chris Almida        ----------------------------------------------------------------------------------
President and Interim   2001     $108,666.00      $0.00           $0.00            0                0
 CEO and Chairman of    ----------------------------------------------------------------------------------
      the Board         2002     $111,041.17      $0.00           $0.00            0                0
----------------------------------------------------------------------------------------------------------
                        2000           $0.00      $0.00           $0.00            0                0
                        ----------------------------------------------------------------------------------
                        2001      $61,862.00      $0.00           $0.00            0                0
    Jesse Molnick       ----------------------------------------------------------------------------------
   Vice President       2002     $111,368.18      $0.00           $0.00            0                0
----------------------------------------------------------------------------------------------------------
                        2000      $14,571.00      $0.00        $2160.00            0                0
                        ----------------------------------------------------------------------------------
     Mel Molnick        2001     $106,800.00      $0.00        $5201.00            0                0
    Secretary and       ----------------------------------------------------------------------------------
      Treasurer         2002     $110,303.31      $0.00           $0.00            0                0
----------------------------------------------------------------------------------------------------------

RIDER "C"

Compensation Policy

The Company does not have a formal compensation policy or a compensation committee. The compensation paid to the Company's executive officers is determined by the Board of Directors and is designed to compensate its executive officers at a level that will attract and retain individuals who are responsible for the management, development and success of the Company.

Accrued Compensation

Accrued compensation, officers/shareholders, bears interest at 8%. Interest charged to operations on these obligations totaled $31,953 and $7,783 for the years ended March 31, 2002 and 2001. Subsequent to year-end, these obligations, net of certain advances of approximately $112,000 made in fiscal 2002 and owed the Company by the officers/shareholders, were forgiven by the officers/shareholders resulting in a capital contribution of $557,356. Accordingly, this obligation has been classified as noncurrent at March 31, 2002 in accordance with SFAS 6, Classification of Short-Term Obligations Expected to Be Refinanced.

Exercise Of Options

During the fiscal year ended March 31, 2002 1,701,00 options were exercised resulting in a capital contribution of $22,419.00

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 17, 2002, certain information concerning those persons known to us to be the beneficial owners of more than five percent of our Common Stock, the number of shares of our Common Stock owned by our Directors individually, and by all of our Directors and executive officers as a group:

--------------------------------------------------------------------------------
           Beneficial Owners             Amount and Nature of   Percent of Class
                                         Beneficial Ownership
--------------------------------------------------------------------------------
           Melvin Molnick (1,3,4,7)            17,314,140             46.17%
--------------------------------------------------------------------------------
          Suzanne Molnick (1,3,4,7)            17,314,140             46.17%
--------------------------------------------------------------------------------
               deedee Molnick (5,6)             3,840,000             10.24%
--------------------------------------------------------------------------------
                 Chris Almida (5,6)             3,840,000             10.24%
--------------------------------------------------------------------------------
                      Jesse Molnick             1,903,125              5.07%
--------------------------------------------------------------------------------
Trust for Michael Molnick (1,3,4,7)            17,314,140             46.17%
--------------------------------------------------------------------------------
                H. Yale Gutnick (8)                16,000              0.00%
--------------------------------------------------------------------------------
              Philip J. Anderson(9)                  1000              0.00%
--------------------------------------------------------------------------------
 Shares of all directors, executive            23,074,265             61.53%
   Officers, and key employees as a
                  group (8 persons)
--------------------------------------------------------------------------------

1. The mailing address for each of the above Beneficial Owners is PO Box 541 Solvang, CA 93464.

2. Based on 37,500,000 shares outstanding as of June 17, 2002.

3. Mel Molnick-Of these 17,314,140 shares, Mr. Molnick's wife Suzanne owns 2,160,000 shares, and 1,920,000 shares are held in a trust for the benefit of Mr. Molnick's minor child, Michael Molnick. Mr. Molnick is a co-trustee of the trust for Michael Molnick.

4. Suzanne Molnick-Of these 17,314,140 shares, Mrs. Molnick's husband Melvin owns 13,234,140shares, and 1,920,000 shares are held in a trust for the benefit of Mrs. Molnick's minor child, Michael Molnick. Mrs. Molnick is a co-trustee of the trust for Michael Molnick.

5. deedee Molnick-Of these 3,840,000 shares, 1,920,000 shares are owned by Ms. Molnick's husband, Mr. Almida.

6. Chris Almida-Of these 3,840,000 shares, 1,920,000 shares are owned by Mr. Almida' wife, Ms. Molnick.

7. Michael Molnick-These shares are held in trust for the benefit of Michael Molnick, a minor. The parents of Michael Molnick, Melvin and Suzanne Molnick are co-trustees.

8. Mr. Gutnick has the right to acquire 1,000 shares from options.

9. Mr. Anderson has the right to acquire 1,000 shares from options.

There are no arrangements known to the Company that at a later date may result in a change in control of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Officers, Directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons are required by regulation to furnish to us with copies of all Section 16(a) forms they file. Based solely on our copies of such forms received or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, for the fiscal year ended March 31, 2002, all filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.

RIDER "D"

AUDIT AND NON-AUDIT FEES

For the fiscal year ended March 31, 2002, fees for services provided by Piercy, Bowler, Taylor & Kern, our independent auditors, were as follows:

--------------------------------------------------------------------------------
Audit and review of financial statements for fiscal year ended
March 31, 2002 and for reviews of financial statements included
in the Company's quarterly reports on Form 10-QSB                    $ 27,170.00
--------------------------------------------------------------------------------
Financial information systems design and implementation fees         $      0.00
--------------------------------------------------------------------------------
All other                                                            $      0.00
--------------------------------------------------------------------------------
Total                                                                $ 27,170.00
--------------------------------------------------------------------------------

The Board of Directors has considered the effect of non-audit services provided by Piercy, Bowler, Taylor & Kern on its independence, and does not believe that such independence has been impaired or otherwise compromised.

OTHER MATTERS

RIDER "E"

The Company has selected Piercy, Bowler, Taylor & Kern to act as independent accountants of the Company for the fiscal year ending March 31, 2003. Piercy, Bowler, Taylor & Kern are independent accountants and auditors who have audited the consolidated financial statements of the Company and its subsidiaries beginning with the calendar year ended December 31, 1999. Representatives of Piercy, Bowler, Taylor & Kern will not attend the shareholder meeting.

The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Special Meeting.

Submission of 2003 Stockholder Proposals

Proposals of stockholders that are intended to be presented at the annual meeting in 2002 must be received by the Secretary of i2corp.com, PO Box 541 Solvang, CA 93464, not later than March 31, 2003 to be considered for inclusion in the Company's 2003 Proxy material.

A copy of the Company's Form 10-KSB may be obtained by written request from Jesse Molnick, Vice President, at the Company, PO Box 541 Solvang, CA 93464, additionally the Company will make available a copy of the report both on its corporate web site at http://www.i2corp.com/investors/index.cfm and on CD Rom per request.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

By order of the Directors


/s/ Melvin Molnick
----------------------------
Melvin Molnick
Secretary
Dated: July 29, 2002
i2corp

Proxy for the Annual Meeting of Stockholders to be held on August 30, 2002

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Steven Blandford and Heidi Molnick, with full power of substitution, to vote as directed below all shares of Common Stock of i2corp.com (the "Company"), registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held at 320 Alisal Road, Bldg. C Ste. 304 Solvang CA 93464 on Friday, August 30, 2002 at 10:00 AM Pacific Time, and at any adjournment or postponement thereof (the "Meeting").

1. TO ELECT SIX DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED

      |_| FOR all nominees listed below (except as marked to the contrary) |_| WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through than nominee's name.

Christopher P. Almida Philip J. Anderson H. Yale Gutnick deedee Molnick Jesse D. Molnick Suzanne Molnick

2. AS SUCH PROXIES MAY IN THEIR DISCRETION DETERMINE IN RESPECT OF ANY OTHER BUSINESS PROPERLY TO COME BEFORE THE MEETING (THE BOARD OF DIRECTORS KNOWING OF NO SUCH OTHER BUSINESS). THE DIRECTORS RECOMMEND A VOTE FOR
      ITEM 1.

UNLESS THE UNDERSIGNED DIRECTS OTHERWISE THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 2 AS PROPOSED.

             PLEASE SIGN, DATE, AND RETURN IN THE ENVELOPE PROVIDED.

DATED _________________________, 2002

Signature:


_____________________________________

Signature:


_____________________________________

Please sign in the same form as your name or names appear hereon. For joint accounts, Both owners much sign. Executors and other fiduciaries should indicate their title. If Signed on behalf of a corporation, give the title of the officer signing.

i2corp.com
PO Box 541
Solvang, CA
93464

2002 Annual Meeting of Stockholders
10:00 AM Pacific Time, August 30, 2002

ADVANCE REGISTRATION FORM

Attendance at the annual Meeting is limited to i2corp.com's stockholders or their authorized representatives, our employees and invited guests. If you plan to attend or send a representative to the Annual Meeting, please notify us by completing the advance registration form below and mailing it, along with your proxy, in the enclosed envelope or to the address above, or by sending us an electronic mail message to proxy@i2corp.com.

Name:
Address:
City:
State:
Zip Code:

I am an i2corp.com stockholder.
I am sending the following person as my representative:

Note: If your shares are held in the name of any intermediary, please see instructions in the Chairperson's letter (front cover of this proxy statement)